EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is entered into September 30, 2013, by and among Harvey Dale Cheek and Charles R. Cronin, Jr. (collectively the “Assignor”) and Habanero Properties LTD, a Belize corporation (the “Assignee”).

BACKGROUND

Assignor is the holder of 52.38% (102,693,795 shares) of the issued and outstanding common stock of Dynamic Energy Alliance Corporation, a Florida corporation (“DEAC”) , the (“Stock”);

Assignor is the holder of debts owed by DEAC in the amount of $1,015,362 used exclusively, to pay DEAC’s operational and corporate expenses.  This debt in the amount of $1,015,362 shall hereinafter be referred to as the “Note”. Assignor is the holder of debts owed by DEAC in the amount of $183,045, used exclusively, to pay DEAC’s operational and corporate expenses which shall herein be referred to as the “LOC”.  Assignor also has a Project Location and Consulting Agreement that grants the Assignor one million warrants for shares of DEAC’s Common Stock, per quarter, which shall be referred to as the “Future Warrants”.

The Assignor wishes to assign all of his right, title and interest in the Stock, the Note and the LOC to Assignee, as set forth herein and based on the completion of agreements described in Exhibits A, B, C and F respectively; and

The Assignee wish to accept the assignment from Assignor of all of Assignor’s right, title and interest in the Stock, the Note and the LOC;

NOW, THEREFORE, in consideration of the foregoing background, the mutual promises of the parties, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and the Assignee, intending to be legally bound, hereby agree as follows:

1.
Assignment and Assumption of the Stock. Assignor hereby assigns, transfers, sells and conveys all of its rights, title and interest in the Stock based on the condition that the Exclusive Option Agreement dated August 7, 2013, the “Option” has been terminated and the Assignee has provided a written commitment to the Assignor that the Assignor will receive an allocation of four percent (4%), of any post reverse, common stock of the newly capitalized entity, which shall herein be referred to as the “Ownership Commitment”.  From and after the date of the receipt by the Assignor of the executed Termination of the Option, Exhibit A, and the executed Ownership Commitment, Exhibit B, the Assignor hereby assigns, transfers and conveys to the Assignee the Stock.

2.
Assignment and Assumption of the Note. Assignor hereby assigns, transfers, sells and conveys all of its rights, title and interest in the Note based on the receipt of the executed copy of the  Note Assignment, Exhibit F, and One US Dollar, ($1). From and after the date of the receipt of the executed   Note Assignment, Exhibit F, and payment of $1, whichever date is earlier, the Assignor hereby assigns, transfers and conveys to the Assignee the Note.

3.
Assignment and Assumption of the LOC. Assignor hereby assigns, transfers, sells and conveys all of its rights, title and interest in the LOC based on the receipt of  the LOC Assignment, Exhibit C, and One US Dollar, ($1). From and after the date of the executed sale of the LOC through the LOC Assignment, Exhibit C, and payment of $1, whichever date is earlier, the Assignor hereby assigns, transfers and conveys to the Assignee the LOC.

4.
Termination of Future Warrants. The Assignor hereby terminates the Project Location and Consulting Agreement dated June 30, 2011, effective the date of this Agreement, and cancels any and all rights for future issuance of warrants under this agreement subject to the written acceptance by DEAC of the following: 1. the termination effective date and the surviving provisions, as shown in Exhibit D and a letter explaining that Cronin has all rights to the waste tire business, as shown in Exhibit E. From and after the date of the executed Exhibits D and E, whichever date is later, the Assignor terminates the Project Location and Consulting Agreement.

5.
Notice to DEAC.  The Assignor hereby undertakes to give DEAC notice of this Assignment of the  Note and LOC. Any notice shall be delivered in accordance with the notice provisions in the Note or LOC. Assignor shall also give notice to DEAC’s transfer agents as necessary to effect the transfer of the Stock.

6.
Governing Law and Venue. This Assignment shall be governed and construed as to its validity, interpretation and effect by the laws of the State of Florida without giving effect to the principals thereof regarding the conflicts of law. Venue shall be the Orange County in the State of Florida.

7.
No Waiver. Any party’s failure to enforce strictly any provision of this Assignment shall not be construed as a waiver thereof or as excusing either party from future performance. Any waiver, to be effective, must be in writing and signed by the party against whom it is sought to be enforced.

8.	Successor and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the respective parties hereto.

9.	Headings. Paragraph and Section headings herein shall have no legal significance and are used solely for convenience of reference.

10.
Counterparts. This Assignment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

11.
Further Assurances. This Assignment shall not be changed, modified or terminated orally or in any manner other than by an agreement in writing signed by each of the Assignee parties. At the request of the Assignee, the Assignor and DEAC shall execute and deliver all such further instruments of transfer and assignment and take all such other action as the Parties may reasonably request to effectively transfer and assign to and vest in Assignee all of its rights under the Warrant and Stock.

[Signature page follows.]

IN WITNESS WHEREOF, the Assignor, the Assignee have executed this Assignment and Assumption Agreement as of the date and year first above written.

ASSIGNOR:

Harvey Dale Cheek

By:	/s/ Harvey Dale Cheek

Charles R. Cronin, Jr.

By:	/s/ Charles R. Cronin, Jr

ASSIGNEE:

Habanero Properties LTD

By:	/s/ Michelle Cheng
Name:	Michelle Cheng
Title:	Authorized Representative

Exhibit A
Termination of the Exclusive Option dated August 7, 2013

TERMINATION OF THE
EXCLUSIVE OPTION AGREEMENT

AMONG

STEVEN FRYE

AND

CHARLES R. CRONIN, JR.

HARVEY DALE CHEEK

On August 7, 2013 an Exclusive Option Agreement (the "Agreement") was entered into between Mr. Steven Frye (“Buyer”), an individual residing in the United States and Mr. Charles R. Cronin, Jr. and Harvey Dale Cheek (Mr. Cronin and Mr. Cheek shall hereinafter be referred to collectively as the “Sellers”), also individuals residing in the United States.

Pursuant to Section 9.2 of the Agreement, the Buyer and Sellers may terminate the option at any time with the unanimous consent of all of the parties.

This Termination of the Exclusive Option Agreement shall constitute unanimous consent of all of the parties to the Agreement to terminate the exclusive option.

IN WITNESS THEREFORE, the parties hereof have caused this Termination of the Exclusive Option Agreement to be executed by their duly authorized representatives as of the date first written above.

BUYER: Steven Frye

By:	/s/ Steven Frye

SELLER: Charles R. Cronin, Jr.

By:	/s/ Charles R. Cronin, Jr.

SELLER: Harvey Dale Cheek

By:	/s/ Harvey Dale Cheek

Exhibit B
Ownership Commitment and Note Purchase
Exhibit B
Non-Dilutive Ownership Commitment

This Ownership Commitment, dated, Monday, September 30, 2013, summarizes the basic terms and conditions subsequent by which certain shareholders of Dynamic Energy Alliance Corporation. (DEAC), Dale Harvey Cheek and Charles R. Cronin, Jr., (hereinafter collectively the “SELLERS”) and Habanero Properties LTD, a Belize corporation or Assigns (hereinafter the “BUYER”) have entered into an Assignment and Assumption Agreement dated the 30th day of September, 2013.

1).  Within 120 days after the closing of the Assignment and Assumption Agreement, the Buyer shall transfer 4% of the post restructuring total issued common stock of the Company to the Sellers’ based on their pro rata portion (75% Cronin and 25% Cheek) or their nominee, herein referred to as the “Position”.  This Position in common shares will be calculated on a fully diluted basis (which means calculated assuming exercise of all options, warrants, convertible securities, and other stock rights, and after issuance of the shares to Seller).

Acknowleged

BUYER

By:	/s/ Michelle Cheng
Its:	Authorized Representative

SELLERS

SELLER: Charles R. Cronin, Jr.

By:	/s/ Charles R. Cronin, Jr.

SELLER: Harvey Dale Cheek

By:	/s/ Harvey Dale Cheek

Exhibit C
LOC Assignment
ASSIGNMENT OF LOC

Charles Cronin  (“Assignor”), hereby grants, assigns, conveys and transfers to Habanero Properties Ltd., a Belize company (“Assignee”), all of its right, privilege, benefit and remedies in, to and under that certain Letter of Credit in the amount of $183,045, issued by Dynamic Energy Alliance Corporation, a Florida company (the “Company”), in favor of Assignor (the “Debt”), in consideration of 1$.

Assignor hereby represents and warrants to Assignee that other than disclosed no previous assignment or security interest in the Debt has been made or given by Assignor.  Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, so Assignee shall have the right to demand, receive and enforce Assignor’s rights with respect to the Debt, to give appropriate receipts, releases and satisfactions, and to do any and all acts with the same force and effect as Assignor.

Assignee shall, from and after the date hereof, have all rights, and shall be bound by and observe all the obligations, applicable to the “Holder” as set forth in the Debt as if the undersigned had originally been the debt holder.

Each party hereto represents and warrants that it is authorized to take the actions contemplated hereunder and shall take such further actions and do such further things necessary to fulfill the purposes of this Assignment.

If any provision of this Assignment shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality or enforceability of the other provisions of this Assignment.  This Assignment may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by a written instrument signed by the party against whom enforcement of the waiver, amendment, change, or modification is sought.

This Assignment shall be binding upon Assignor and it successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.  This Assignment shall be governed in all respects by the laws of the State of Florida, without regard to the conflict of law provisions thereof.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed as of September 30, 2013.

“Assignor” Charles Cronin

S:	/s/ Charles Cronin

“Assignee” Habanero Properties, Ltd.

By:	/s/ Michelle Cheng	Its: Authorized Representative

Exhibit D
Termination of Future Warrants and
Project Location and Consulting Agreement
AMENDMENT NO. 2 TO
TERMINATE THE PROJECT LOCATION AND CONSULTING AGREEMENT
THIS AMENDMENT NO. 2 TO PROJECT LOCATION AND CONSULTING AGREEMENT (“Amendment”) is made as of this 267h day of September, 2013 (the “Effective Date”) by and among TMDS, LLC, a California limited liability company, a subsidiary of TDMS, LLC a California company, (the “Consultant”), and DYNAMIC ENERGY ALLIANCE CORPORATION, formerly Mammatech Corporation, a Florida corporation (the “Company”).
Recitals

WHEREAS, the Consultant and the Company are parties to that certain Project Location and Consulting Agreement dated as of July 9, 2011 (the “Original Agreement”) pursuant to which Company engaged the services of Consultant as set forth in Article 1 of the Original Agreement;

WHEREAS, Consultant and Company has agreed in Amendment No. 1 to modify the form of compensation to Consultant (the “Consultant’s Compensation”) as set forth in Section 6.1 of the Original Agreement from the issuance of shares of restricted common stock of the Company (the “Original Compensation”), to the issuance of a series of one or more warrants (the “New Compensation”); and

WHEREAS, Consultant is entitled to receive another twelve million,(12,000,000), warrants under the term of the Agreement.

WHEREAS, the Consultant offered a Lock Up agreement on common stock and warrants under this agreement and the Letter of Credit Agreement as a condition of third party investments that never materialized.

WHEREAS, the Consultant and the Company desire to terminate the Original Agreement and all of its Amendments as well as all Cronin and affiliate lock up agreements.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

The Agreement will all of its amendments are hereby terminated effective September 23, 2013 and the Term as defined in Section 3.1 is September 23, 2013.

The Parties agree to waive the one hundred twenty (120) day notice requirement set for in Section 4.2

The Parties agree that neither Party has any future obligations under Articles 1, 2, 5, and 6.  The Consultant is not entitled to any further recovery of any funds or any additional issuances of warrants beyond the 13,000,000 already received. All other Articles and Sections of the Agreement and Amendments survive termination.

The Parties agree that in consideration for the early termination of the agreement by the Consultant, all the rights and obligations in Company non-disclosure agreements signed with third parties are hereby assigned to TDMS, LLC as well as the agreements with third parties, involved with the waste tire industry, on Exhibit A, including third party affiliates. The Parties agree that the letter contained in Exhibit B can be shown to third parties in lieu of individual NDA and Agreement assignments. If the third party requires an executed assignment the Company will provide it.

The Parties agree that any and all Lock Up agreements that were offered for the Cronin six million shares, (6,000,000), the warrant for twenty two million, (22,000,000) common shares, and any other common or preferred shares that Cronin, TMDS or their affiliates owns or has rights to  are voided and no longer enforce as of the date of this amendment.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Company and the Consultant have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

CONSULTANT

TMDS, LLC

By:	/s/ Charles R. Cronin Jr.
Charles R. Cronin Jr.,
Managing Member

COMPANY

DYNAMIC ENERGY ALLIANCE CORPORATION

By:	/s/ Tracy Williams
Tracy Williams Secretary

By:	/s/ James Michael Whitfield
James Michael Whitfield President/CEO

 (Sub Exhibit)
Exhibit A
Agreements Assigned to TDMS, LLC by the Company

Rollins Resources, LLC

Ventech International Engineering

Technip

Terpen Kraftig, LLC

C. C. Crawford Tire Retreading Co. Inc./IWSI Plan

Jacobs Engineering

Delta-Energy Holdings, LLC

Practical Sustainability, LLC

CBIZ

(Sub Exhibit)
Exhibit B
Text of Company Letter to Waste Tire Third Parties

10000 N. Central Expressway, Suite 400 Dallas, TX 75231 Phone: 214-838-2687 Fax 901-328-2761 www.dynamicenergyalliance.com

October 2, 2013

To Whom It May Concern:

Dynamic Energy Alliance Corporation, “Company”, is no longer in the waste and recovered products related industries and has changed its business focus and name to ClassifiedRide.com. As part of the restructure of the Company, the Company transferred its rights under any non-disclosure agreements, “NDA”, to TDMS, LLC and its Principal, Charles R. Cronin, Jr. In addition, the rights and obligations on specific agreements that pertain to the waste and recovered products related industries were assigned to TDMS, LLC.

The various agreements regarding the restructuring are rather complex so the Company is providing you with this notice that your NDA or your agreement with the company has been assigned. This letter is formal notice from the company of the assignment to TDMS, LLC.

Sincerely,

By:	/s/ Tracy Williams
Tracy Williams Secretary

By:	/s/ James Michael Whitfield
James Michael Whitfield President/CEO

Exhibit E
Letter to Third Parties on Cronin ownership of Waste Tire Agreements

10000 N. Central Expressway, Suite 400 Dallas, TX 75231 Phone: 214-838-2687 Fax 901-328-2761 www.dynamicenergyalliance.com

October 2, 2013

To Whom It May Concern:

Dynamic Energy Alliance Corporation, “Company”, is no longer in the waste and recovered products related industries and has changed its business focus and name to ClassifiedRide.com. As part of the restructure of the Company, the Company transferred its rights under any non-disclosure agreements, “NDA”, to TDMS, LLC and its Principal, Charles R. Cronin, Jr. In addition, the rights and obligations on specific agreements that pertain to the waste and recovered products related industries were assigned to TDMS, LLC.

The various agreements regarding the restructuring are rather complex so the Company is providing you with this notice that your NDA or your agreement with the company has been assigned. This letter is formal notice from the company of the assignment to TDMS, LLC.

Sincerely,

By:	/s/ Tracy Williams
Tracy Williams Secretary

By:	/s/ James Michael Whitfield
James Michael Whitfield President/CEO

Exhibit F
Note Assignment
Assignment of Debt in the Amount of $1,015,362 referred to as the “Note”
ASSIGNMENT OF THE NOTE

Charles Cronin  (“Assignor”), hereby grants, assigns, conveys and transfers to Habanero Properties Ltd., a Belize company (“Assignee”), all of its right, privilege, benefit and remedies in, to and under that certain debt in the amount of $1,015,362, issued by Dynamic Energy Alliance Corporation, a Florida company (the “Company”), in favor of Assignor (the “Debt”), in consideration of 1$.

Assignor hereby represents and warrants to Assignee that other than disclosed no previous assignment or security interest in the Debt has been made or given by Assignor.  Assignor hereby irrevocably constitutes and appoints Assignee as its attorney-in-fact, which power is coupled with an interest, so Assignee shall have the right to demand, receive and enforce Assignor’s rights with respect to the Debt, to give appropriate receipts, releases and satisfactions, and to do any and all acts with the same force and effect as Assignor.

Assignee shall, from and after the date hereof, have all rights, and shall be bound by and observe all the obligations, applicable to the “Holder” as set forth in the Debt as if the undersigned had originally been the debt holder.

Each party hereto represents and warrants that it is authorized to take the actions contemplated hereunder and shall take such further actions and do such further things necessary to fulfill the purposes of this Assignment.

If any provision of this Assignment shall be invalid, illegal or unenforceable, it shall not affect or impair the validity, legality or enforceability of the other provisions of this Assignment.  This Assignment may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by a written instrument signed by the party against whom enforcement of the waiver, amendment, change, or modification is sought.

This Assignment shall be binding upon Assignor and it successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.  This Assignment shall be governed in all respects by the laws of the State of Florida, without regard to the conflict of law provisions thereof.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed as of September 30, 2013.

“Assignor” Charles Cronin

S:	/s/ Charles Cronin

“Assignee” Habanero Properties, Ltd.

By:	/s/ Michelle Cheng	Its:	Authorized Representative